Exhibit 10.1

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ADDENDUM 1

Additional MFA Services

This Addendum 1 dated February 11th, 2015 ("Addendum 1 Effective Date") describes certain services to be managed by DPx Fine Chemicals Austria GmbH & Co KG, St. – Peter – Strasse 25 4021 Linz Austria (hereinafter, “DPx”) for Relypsa, Inc., located at 100 Cardinal Way, Redwood City, CA 94063 (“Relypsa”) and is issued pursuant to the Manufacturing and Supply Agreement dated May 14th, 2014 (“Agreement”).

1.      Addendum to the Agreement

The parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Addendum l Effective Date.  Capitalized terms used in this Addendum 1 that are not otherwise defined herein shall have the same meanings as such terms have in the Agreement.

A.     Services

Additional efforts as defined in the table (Additional MFA Services, capped amount) below (hereinafter “Additional MFA Services”) are required [***] during the Validation and initial [***] MT Campaigns.  The Parties agree that the Additional MFA Services were not considered part of the original proposed implementation, and do not foresee any additional out of scope items for the [***] MFA as part of the Validation and initial [***] MT Campaigns.

DPx shall carry out and Relypsa shall fund the Additional MFA Services, which are required in order to [***] under the Agreement for the Validation and initial [***] MT Campaigns.  The anticipated required costs (as described in the table below) is EUR [***] and shall be [***] in accordance with Section C of this Addendum, below.

Item:
[***]

TOTAL		[***]

MFA Volume first campaign:	[***] metric tons
MFA [***]		[***]

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Addendum 1

B.     Schedule

Services will be provided during the Validation and initial [***]MT Campaigns.

C.     Fee

Relypsa agrees to [***] (as defined in the Agreement) for the purchased MFA under the Agreement as required for the Validation and initial [***]MT Campaigns.

Without written consent, the actual total costs of the Additional MFA Services will not exceed Euro [***] EUR, the [***] would be [***] €/kg (assuming [***] metric tons will be purchased).

If; upon any termination of this Agreement, except in case of termination by Relypsa for breach by DPx or insolvency of DPx, the [***]. [***] shall pay such amount within 30 days of receipt of the invoice.

2.     Miscellaneous

2.1 Full Force and Effect.   This Addendum 1 amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. To the extent that the Agreement is explicitly amended by this Addendum 1, the terms of this Addendum 1 will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in full force and et1ect.

2.2 Further Actions.   Each party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Addendum l.

2.3 Counterparts.   This Addendum 1 may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Addendum 1 from separate computers or printers. Facsimile signatures shall be treated as original signatures.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Addendum 1

In Witness Whereof, the parties hereto have caused this Addendum 1 to be executed by their duly authorized representatives as of the Addendum 1 Effective Date.

DPx Fine Chemicals Austria GmbH & Co KG (“DPx”)		Relypsa, Inc. (“Relypsa”)

By:	/s/ Michael Stanek /s/ Klaus Hilber	By:	/s/ John A. Orwin

Name:	Michael Stanek Klaus Hilber	Name:	John A. Orwin

Title:	Managing Director General Counsel DFC	Title:	President & CEO

Date:	Feb. 11th 2015	Date:	2/13/15

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.